Central Power and Light Company                                 Exhibit 2 (a)
Consolidated Statement of Income  (unaudited)                    Page 1 of 1

--------------------------------------------------------------------------------
                                                                Twelve Months
                                                             Ended September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)

Electric Operating Revenues                                         $ 1,475,325
                                                               -----------------

Operating Expenses and Taxes
    Fuel                                                                395,871
    Purchased power                                                      64,953
    Other operating                                                     279,284
    Maintenance                                                          69,690
    Depreciation and amortization                                       212,444
    Taxes, other than income                                             76,402
    Income taxes                                                         92,672
                                                               -----------------
                                                                      1,191,316
                                                               -----------------

Operating Income                                                        284,009
                                                               -----------------

Other Income and (Deductions)
    Allowance for equity funds used during construction                      (1)
    Other                                                                (2,822)
    Non-operating income taxes                                            5,296
                                                               -----------------
                                                                          2,473
                                                               -----------------

Income Before Interest Charges                                          286,482
                                                               -----------------

Interest Charges
    Interest on long-term debt                                           88,337
    Distributions on Trust Preferred Securities                          12,000
    Interest on short-term debt and other                                16,975
    Allowance for borrowed funds used during construction                (3,287)
                                                               -----------------
                                                                        114,025
                                                               -----------------

Net Income                                                              172,457
    Less:  Preferred stock dividends                                      7,499
                                                               =================
Net Income for Common Stock                                           $ 164,958
                                                               =================

Public Service Company of Oklahoma                              Exhibit 2 (b)
Consolidated Statement of Income  (unaudited)                    Page 1 of 1

--------------------------------------------------------------------------------
                                                                Twelve Months
                                                             Ended September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)

Electric Operating Revenues                                           $ 745,434
                                                               -----------------

Operating Expenses and Taxes
    Fuel                                                                275,951
    Purchased power                                                      62,781
    Other operating                                                     121,998
    Maintenance                                                          43,777
    Depreciation and amortization                                        73,870
    Taxes, other than income                                             31,043
    Income taxes                                                         33,708
                                                               -----------------
                                                                        643,128
                                                               -----------------
Operating Income                                                        102,306
                                                               -----------------

Other Income and (Deductions)
    Allowance for equity funds used during construction                     547
    Other                                                                (2,706)
    Non-operating income taxes                                            2,015
                                                               -----------------
                                                                           (144)
                                                               -----------------
Income Before Interest Charges                                          102,162
                                                               -----------------

Interest Charges
    Interest on long-term debt                                           26,643
    Interest on short-term debt and other                                 4,107
    Distributions on Trust Preferred Securities                           6,549
    Allowance for borrowed funds used during construction                (1,298)
                                                               -----------------
                                                                         36,001
                                                               -----------------

Net Income                                                               66,161
  Less:  Preferred stock dividends                                          213
                                                               -----------------

Net Income for Common Stock                                            $ 65,948
                                                               =================

Southwestern Electric Power Company                             Exhibit 2 (c)
Consolidated Statement of Income  (unaudited)                    Page 1 of 1

--------------------------------------------------------------------------------
                                                                Twelve Months
                                                             Ended September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)

Electric Operating Revenues                                           $ 948,895
                                                               -----------------

Operating Expenses and Taxes
    Fuel                                                                365,582
    Purchased power                                                      32,144
    Other operating                                                     144,664
    Maintenance                                                          65,309
    Depreciation and amortization                                       101,164
    Taxes, other than income                                             53,541
    Income taxes                                                         40,042
                                                               -----------------
                                                                        802,446
                                                               -----------------

Operating Income                                                        146,449
                                                               -----------------

Other Income and (Deductions)
    Allowance for equity funds used during construction                     449
    Other                                                                (7,121)
    Non-operating income taxes                                            4,751
                                                               -----------------
                                                                         (1,921)
                                                               -----------------

Income Before Interest Charges                                          144,528
                                                               -----------------

Interest Charges
    Interest on long-term debt                                           39,008
    Distributions on Trust Preferred Securities                           8,662
    Interest on short-term debt and other                                10,313
    Allowance for borrowed funds used during construction                (1,539)
                                                               -----------------
                                                                         56,444
                                                               -----------------

Extraordinary loss, net of tax benefit of  $1,621                        (3,011)

Net Income                                                               85,073
    Less: Preferred stock dividends                                         229
    (Loss) on reacquired preferred stock                                     (1)
                                                               =================
Net Income for Common Stock                                            $ 84,843
                                                               =================

West Texas Utilities Company                                    Exhibit 2 (d)
Statement of Income  (unaudited)                                 Page 1 of 1

--------------------------------------------------------------------------------
                                                                Twelve Months
                                                             Ended September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)

Electric Operating Revenues                                           $ 432,447
                                                               -----------------

Operating Expenses and Taxes
    Fuel                                                                121,426
    Purchased power                                                      59,396
    Other operating                                                      92,252
    Maintenance                                                          19,594
    Depreciation and amortization                                        43,200
    Taxes, other than income                                             27,679
    Income taxes                                                         15,013
                                                               -----------------
                                                                        378,560
                                                               -----------------
Operating Income                                                         53,887
                                                               -----------------

Other Income and (Deductions)
    Allowance for equity funds used during construction                     491
    Other                                                                   298
    Non-operating income taxes                                              248
                                                               -----------------
                                                                          1,037
                                                               -----------------
Income Before Interest Charges                                           54,924
                                                               -----------------

Interest Charges
    Interest on long-term debt                                           20,352
    Interest on short-term debt and other                                 4,733
    Allowance for borrowed funds used during construction                  (665)
                                                               -----------------
                                                                         24,420
                                                               -----------------

Extraordinary loss, net of tax benefit of  $2,941                        (5,461)

Net Income                                                               25,043
    Less: Preferred stock dividends                                         104
                                                               =================
Net Income for Common Stock                                            $ 24,939
                                                               =================

Central and South West Services                                 Exhibit 2 (e)
Statement of Income  (unaudited)                                 Page 1 of 1

--------------------------------------------------------------------------------
                                                                Twelve Months
                                                             Ended September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)

Operating Expenses and Taxes
    Fuel                                                                $ 4,271
    Other operating                                                     220,038
    Maintenance                                                           7,868
    Depreciation and amortization                                        10,311
    Taxes, other than income                                              9,913
    Income taxes                                                          2,836
                                                               -----------------
Operating (Loss)                                                       (255,237)

Other Income and (Deductions)
    Services rendered to associates                                     260,097
                                                               -----------------
Income Before Interest Charges                                            4,860

Interest Charges
    Interest on long-term debt                                               --
    Interest on short-term debt and other                                 4,860
                                                               -----------------
                                                                          4,860
                                                               -----------------

Net Income for Common Stock                                                $ --
                                                               =================